                                                  SECURITIES AND EXCHANGE COMMISSION

                                                        Washington, D.C. 20549

                                                               ---------

                                                               FORM 8-K

                                                            CURRENT REPORT

                                                Pursuant to Section 13 or 15(d) of the
                                                    Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

                                       FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                                      (Exact Name of Registrant as specified in Charter)

     Kentucky                                    1-18832                                  61-1168311
 (State or other                              (Commission                               (IRS Employer
  jurisdiction of                              File Number)                              Identification No.)
  incorporation)

2323 Ring Road, Elizabethtown, Kentucky                                                  42701
(Address of principal executive offices)                                               (Zip code)

Registrant's telephone number,
  including area code:  (270) 765-2131

                                                                    N/A
                                     (Former name or former address, if changed since last report.)

                                               INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 5, 6, 7, 8, and 10, are not applicable and are omitted from this Report.

Item 9 and 12.  Regulation FD Disclosure

         FFKY's press release dated July 23, 2003, announcing its second quarter ended June 30, 2003, earnings is attached as
Exhibit 99 to this report.

                                    The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS            EXHIBIT

         99                Press Release dated July 23, 2003, announcing second quarter ended June 30, 2003 earnings.

                                                               SIGNATURE
         Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     FIRST FEDERAL FINANCIAL CORPORATION
                                                     OF KENTUCKY

Date: July 29, 2003                                 By  /s/ B. Keith Johnson
                                          ------------------------------------
                                                        B. Keith Johnson
                                                        President and Chief Executive Officer

EHIBIT 99

         For Immediate Release - July 23, 2003
         Contact: B. Keith Johnson
                  President & CEO

                                  FIRST FEDERAL FINANCIAL CORPORATION OF KENTUCKY
                             ANNOUNCES RECORD EARNINGS PER SHARE FOR THE SECOND QUARTER

ELIZABETHTOWN,  Kentucky  (July 23, 2003) - First Federal  Financial  Corporation  of Kentucky (the  "Company")  NASDAQ NMS:  FFKY, the
parent bank holding  company of First Federal Savings Bank, (the "Bank"),  today announced  diluted  earnings per share of $.52 for the quarter  ended June 30, 2003,  a 21% increase  from the June 2002  diluted  earnings  per share of $.43.  Return on equity  improved to
14.5% for the 2003 quarter compared to 12.3% for the 2002 quarter.

Commenting  on the  quarter's  results,  B. Keith  Johnson,  President  and Chief  Executive  Officer said, "I am pleased to report the results of another financially  successful  quarter.  For the six months ended June 30, 2003, diluted earnings per share have increased by 19% while the Company's  return on average equity hit a new record high of 14.5%.  Additionally,  the Bank has taken a new strategic step by beginning  construction  on two traditional  banking  centers in Louisville,  Kentucky,  while  continuing to have  significant growth in its existing market areas."

Net Interest Income
Net interest  income was $5.8 million  during the June 2003 quarter  compared to $5.8  million  during the June 2002  quarter.  The net interest  margin  declined  eight basis points to 3.63% for the 2003 quarter  compared to the 2002  quarter.  Reductions in the federal discount rate by the Federal Open Market  Committee  tightened the margin  during the past twelve months as customer  deposit  interest rates could not adjust downward in a corresponding  relationship to the declining  interest yields on loans and  investments.  However, on a comparative basis to the March 2003 quarter, the net interest margin experienced no further decline.

Also  impacting the net interest  margin was a decline in net loans.  Commercial  real estate and other  commercial  loans  experienced robust  growth of $29 million (or 32%  annualized)  during the six months  ended June 30,  2003.  However,  the  unprecedented  pace of residential  mortgage loan refinancing  resulted in a decline of $41 million in the residential  portfolio during the six-month period.
Consistent with the Bank's  long-term  strategy,  residential  mortgage loans have declined as a percentage of net loans to 48% at June
30, 2003 from 53% at December  31,  2002.  The  commercial  loan  portfolio  has grown to 35% of net loans at June 30, 2003 from 31% at
December  31,  2003.  The  decline  in net loans,  coupled  with a growth in  customer  deposits,  resulted  in a $10  million  rise in liquidity  and  short-term  investments  with

                                                                 MORE
News Release
First Federal Financial Corporation of Kentucky
July 23, 2003
Page Two

low interest yields.  Although the lower yields are affecting the net interest margin currently,  the short-term  liquidity affords the
Bank the opportunity to invest at higher yields should rates rise and thereby improve the Bank's future net interest margin.

Non-Interest Income
Non-interest  income  increased by $454,000 or 32% during the June 2003 quarter  compared to the June 2002  quarter.  Gains on sales of residential  mortgage loans  increased by $292,000 to $432,000  during the quarter ended June 30, 2003. All other  non-interest  income increased by $163,000 or 13% during the 2003 quarter compared to the 2002 quarter,  resulting from the growth in customer  deposits and the sale of fee-based products.

Non-Interest Income
Non-interest  expense  increased  by $247,000 or 6% during the June 2003  quarter  compared to the June 2002  quarter.  During the 2003 quarter,  the Bank achieved a 56%  efficiency  ratio.  Total  personnel  costs  increased by $508,000.  Employee  compensation  expense increased by $354,000 from the 2002 quarter,  resulting from 26 new positions in the retail,  commercial,  and support  staff,  coupled with higher incentive bonuses for performance and Bank  profitability.  Other employee expenses  increased by $154,000 or 39% primarily due to the increased cost for the defined benefit plan.  Although the plan was frozen as of March 2003,  continuing plan  contributions may be required  based on economic  conditions in the stock and bond markets.  Offsetting  the growth in personnel  costs was a decline in goodwill  amortization  expense of $208,000 for the 2003 quarter,  resulting from a change in accounting effective July 1, 2002, for the Company.  All other non-interest expenses declined $53,000 to $1.9 million during the 2003 quarter compared to the 2002 quarter.

Other Highlights
During the  quarter  ended June 30,  2003,  the volume of FFKY  shares  increased  significantly  related to the  speculation  that the
Company's market  capitalization  was sufficient to qualify for the Russell 2000 Index.  Effective July 1, 2003, the Company has earned the privilege of the Russell 2000 status through June 30, 2004, at which time all participants are re-evaluated.

On May 14, 2003, a 10% stock  dividend was paid on the Company's  common  stock.  Subsequently,  a quarterly  cash dividend of $.18 was declared on May 20, 2003, effectively resulting in a 10% annualized increase in the cash dividend.

                                                                 MORE
News Release
First Federal Financial Corporation of Kentucky
July 23, 2003
Page Three

Also during May 2003, the Bank broke ground on two  traditional  banking centers in high-growth  market areas in Louisville,  Kentucky.
These  banking  centers are  anticipated  to be  operational  during the March 2004  quarter.  The Bank  intends to close its  existing supermarket banking center located within one-half mile of the southern Louisville banking center under construction.

First Federal  Financial  Corporation  of Kentucky is the parent bank holding  company of First Federal  Savings Bank of  Elizabethtown which was chartered in 1923.  Today, the Bank serves Central Kentucky through its 13 full-service banking centers.

In this  release,  and from time to time in its public  disclosures,  First Federal makes  forward-looking  statements  relating to its financial  condition,  results  of  operations,  plans,  objectives,  future  performance  and  business.  Words  such  as  "believes,"
"anticipates,"  "expects," "intends," "plans," "targeted," "strategy," and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements.

Forward-looking  statements  involve risks and uncertainties that may cause actual results to differ materially from those indicated by the forward-looking  statements.  In its annual and quarterly reports filed with the Securities and Exchange Commission,  First Federal identifies  important factors that could cause the Company's results to differ materially from those contained in such  forward-looking statements.  Please refer to the discussion of those factors in First Federal's filed reports.

First Federal's stock is traded on the Nasdaq National Market under the symbol "FFKY."  Market makers for the stock are:

            J.J.B. Hilliard, W.L. Lyons Company, Inc.                  Keefe, Bruyette & Woods, Inc.

            Stifel Nicholas & Company                                  Goldman, Sachs & Company

            First Tennessee Securities                                 Knight Securities, LP

            Trident Securities                                         Spear, Leeds & Kellogg

            Sandler O'Neill                                            Howe Barnes Investments, Inc.

                                         CONDENSED STATEMENTS OF INCOME

(Dollars in thousands, except net income per share)
(Unaudited)

                                                                      Three Months Ended                   Six Months Ended
                                                                           June 30,                            June 30,
                                                                  2003               2002              2003              2002
---------------------------------------------------------------------------------------------------------------------------------
Interest Income                                                    $9,971          $10,832           $20,095            $21,567
Interest Expense                                                    4,174            5,010             8,470              9,892
---------------------------------------------------------------------------------------------------------------------------------
     Net Interest Income                                            5,797            5,822            11,625             11,675
Provision for Loan Losses                                            (420)            (428)             (749)              (844)
-------------------------------------------------------------------------------------------------------------------------------
      Net Interest Income After Provision for Loan Losses           5,377            5,394            10,876             10,831
----------------------------------------------------------------------------------------------------------------------------------
Customer Service Fees on Deposit Accounts                           1,133            1,006             2,133              1,855
Gain on Sale of Mortgage Loans                                        431              140               838                297
Brokerage and Insurance Commissions                                   101              136               197                277
Other Income                                                          217              146               432                327
----------------------------------------------------------------------------------------------------------------------------------
       Total Non-interest Income                                    1,882            1,428             3,600              2,756
----------------------------------------------------------------------------------------------------------------------------------
Employee Compensation and Benefits                                 (2,433)          (1,925)           (4,669)            (3,798)
Office Occupancy and Equipment Expense                               (379)            (375)             (747)              (742)
Marketing and Advertising                                            (150)            (187)             (298)              (350)
Outside Services and Data Processing                                 (464)            (403)             (931)              (350)
State Franchise Tax                                                  (141)            (129)             (282)              (259)
Goodwill Amortization                                                   0             (208)                0               (416)
Other Expense                                                        (766)            (859)           (1,450)            (1,642)
----------------------------------------------------------------------------------------------------------------------------------
       Total Non-interest Expense                                  (4,333)          (4,086)           (8,377)            (8,000)
----------------------------------------------------------------------------------------------------------------------------------
Income Before Income Taxes                                          2,926            2,736             6,099              5,587
Income Taxes                                                         (976)            (933)           (2,027)            (1,859)
----------------------------------------------------------------------------------------------------------------------------------
     Net Income                                                    $1,950           $1,803            $4,072             $3,728
==================================================================================================================================
==================================================================================================================================
   (1)Earnings Per Share:
         Basic                                                      $0.52            $0.44             $1.06              $0.90
         Diluted                                                    $0.52            $0.43             $1.06              $0.89
----------------------------------------------------------------------------------------------------------------------------------
      (1)Weighted average shares outstanding                    3,710,469        4,114,396         3,835,565          4,122,994
----------------------------------------------------------------------------------------------------------------------------------

                               CONDENSED STATEMENTS OF FINANCIAL CONDITION

(Dollars in thousands, except per share data)
(Unaudited at June 30, 2003)
                                                                                 June 30,      December 31,
                                                                                   2003            200
----------------------------------------------------------------------------------------------------------
Assets:
     Cash and Cash Equivalents                                                   $93,317          $91,776
     Investment Securities                                                        28,155           18,575
     Loans Held for Sale                                                           5,107            3,676
     Loans Receivable, net                                                       513,988          524,859
     Other Assets                                                                 33,233           31,570
----------------------------------------------------------------------------------------------------------
          Total Assets                                                          $673,800         $670,456
==========================================================================================================
Liabilities and Stockholders' Equity:
     Deposits                                                                   $530,470         $521,121
     Federal Home Loan Bank Advances                                              77,687           77,683
     Trust Preferred Securities                                                    9,733            9,728
     Other Liabilities                                                             2,399            2,277
     Stockholders' Equity                                                         53,511           59,647
----------------------------------------------------------------------------------------------------------
          Total Liabilities and Stockholders' Equity                            $673,800         $670,456
==========================================================================================================
          (1)Book Value Per Share                                                 $14.48           $14.88
----------------------------------------------------------------------------------------------------------

(1) Reflects the impact of the 10% stock dividend paid on May 14, 2003.

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